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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2003

                             Computer Horizons Corp.
             (Exact name of registrant as specified in its charter)


         New York                       0-7282                13-2638902
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation or organization)    File Number)          Identification No.)

                            49 Old Bloomfield Avenue
                      Mountain Lakes, New Jersey 07046-1495
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (973) 299-4000

          (Former name or former address, if changed since last report)



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ITEM 5 - OTHER EVENTS AND REQUIRED FD DISCLOSURE


         1. On July 9, 2003, Computer Horizons Corp. (the "Company") issued a press release announcing that it has completed the acquisition of RGII Technologies, Inc.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

              99.1 Press Release of Computer Horizons Corp. (the "Company") dated July 9, 2003 announcing that it has completed the acquisition of RGII Technologies, Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:   July 9, 2003


                                     COMPUTER HORIZONS CORP.



                                     By: /s/ WILLIAM J. MURPHY
                                         ------------------------------
                                         William J. Murphy
                                         Chief Executive Officer and President



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